EXHIBIT 10.8.1

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made and entered into as of the 1st day of January, 2004, by and between Brickman Leasing, LLC, an Illinois limited liability company (“Landlord”), and The Brickman Group, Ltd., a Delaware corporation (“Tenant”).

RECITALS:

Landlord and Tenant entered into that certain lease agreement (the “Original Lease”) dated as of January 1, 1997, whereby Landlord leased to Tenant certain land (the “Land”) and improvements (the “Improvements and together with the Land, the “Premises”) situated in Long Grove, Illinois.

Landlord and Tenant amended the Original Lease pursuant to that certain First Lease Amendment dated as of January 14, 1998 (the “First Amendment”); Landlord and Tenant subsequently further amended the Original Lease pursuant to that certain Second Lease Amendment dated as of August 1, 2000 (the “Second Amendment”). The Original Lease, as amended by the First Amendment and the Second Amendment, shall collectively be referred to herein as the “Lease”.

Whereas, Landlord and Tenant desire to amend the Lease on the terms and conditions set forth below.

NOW, THEREFORE, for One and No/100 Dollars ($1.00), the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have those meanings given to them in the Lease.

2. The term of the Lease is extended for an additional term of 36 months, commencing on January 1, 2004 (the “Second Renewal Commencement Date”) and expiring on December 31, 2006 (the “Expiration Date”) (such period, the “Second Renewal Term”).

3. The Tenant shall pay the Landlord as rent for the Premises during the first year of the Second Renewal Term the sum of ONE HUNDRED AND SEVENTY-SEVEN THOUSAND TWO HUNDRED AND SIXTY-THREE AND NO/100 DOLLARS ($177,263.00) per annum, payable in accordance with the terms of the Lease, in equal monthly installments of $14,772.00, commencing on the Second Renewal Commencement Date.

4. The Tenant shall pay the Landlord as rent for the Premises during the second year of the Second Renewal Term the sum of ONE HUNDRED EIGHTY-TWO THOUSAND FIVE HUNDRED AND EIGHTY-ONE AND NO/100 DOLLARS ($182,581.00) per annum, payable in accordance with the terms of the Lease, in equal monthly installments of $15,215.00, commencing on the second anniversary of the Second Renewal Commencement Date.

5. The Tenant shall pay the Landlord as rent for the Premises during the third year of the Second Renewal Term the sum of ONE HUNDRED EIGHTY-EIGHT THOUSAND AND FIFTY-EIGHT AND NO/100 DOLLARS ($188,058.00) per annum, payable in accordance with the terms of the Lease, in equal monthly installments of $15,672.00, commencing on the third anniversary of the Second Renewal Commencement Date.

6. Upon expiration of the Second Renewal Term, the Lease shall be automatically extended for successive terms of one (1) year (each such one (1)-year term, a “Successive Term”), unless Tenant or Landlord upon sixty (60) days prior written notice to the other prior to the end of any Successive Term cancels this Lease. Each Successive Term will be on the same terms and conditions set forth in the Lease, except that the rental shall be increased by three percent (3%) over the previous year’s annual rent.

7. Exhibit A of the Original Lease is hereby deleted in its entirety and replaced with Exhibit A attached hereto and made a part hereof.

8. Paragraph 7 of the Second Amendment is hereby deleted in its entirety and replaced with paragraph 8 of this Third Amendment.

9. The provisions of this Third Amendment are hereby incorporated into the Lease and unless otherwise expressly modified by this Third Amendment, all other provisions of the Lease shall remain in full force and effect.

AGREED AND ACCEPTED:		AGREED AND ACCEPTED:

LANDLORD:		TENANT:

BRICKMAN LEASING, LLC		THE BRICKMAN GROUP, LTD.

By:	/s/ Theodore W. Brickman, Jr.	By:	/s/ Mark A. Hjelle
Name:		Name:
Title:	Member	Title:	Vice President
Date:	March 23, 2004	Date:	March 29, 2004

EXHIBIT A

All of the land and improvements thereon represented by the following description excluding therefrom that certain parcel of land and improvements thereon located at the address commonly known as 3472 Briar Path, Long Grove, Illinois:

PARCEL 3:

THE NORTH 540.00 FEET (AS MEASURED ON THE EAST AND WEST LINES THEREOF) OF THE EAST 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 AND THE EAST 1/2 OF THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 26, TOWNSHIP 43 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, LAKE COUNTY, ILLINOIS.

PARCEL 4:

THE WEST 1/2 OF THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 26, TOWNSHIP 43 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN LAKE COUNTY, ILLINOIS.

Permanent Index Number:	14—26—400—004
14—26—400—005
14—26—400—007

COMMON ADDRESS:	Long Grove Road
Long Grove, Illinois 60047

That part of the West 1/2 of the Southeast 1/4 of the Southeast 1/4 of Section 26, Township 43 North, Range 10, East of the Third Principal Meridian, described as follows: Beginning at a point on the South line of said Section 26, said point being 286.71 feet East of the West line of the Southeast 1/4 of the Southeast 1/4 of said Section 26; thence Northwesterly along a straight line. 227.77 feet is a point on the center line of Long Grove Road, said point being 2?5.? feet Northeasterly of the intersection of the center line of Long Grove Road with the West line of the Southeast 1/4 of the Southeast 1/4 of said Section 26, as measured on said center line: thence Northeasterly along the center line on Long Grove Road, 253.0 feet; thence Southeasterly along a straight line 284.93 feet to a point on the South line of said Section 26, said point being ?08.53 feet East of the West line of the Southeast 1/4 of the Southeast 1/4 of said Section 26; thence West along the South line of said Section 2?, 222.87 feet to the place of beginning. Also that part of the Northeast 1/4 of the Northeast 1/4 of Section 35, Township 43 North, Range 10, East of the Third Principal Meridian, described as follows: Beginning at a point on the North line of said Section 35, and point being 286.71 feet East of the West line of the Northeast 1/4 of the Northeast 1/4 of said Section 35; thence East along the North line of said Section 35, 221.87 feet; thence Southeasterly along a straight line 137.22 feet to a point on a line 133.0 feet South of the

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parallel to the North line of said Section 35, said point being 540.38 feet East of the west line of the Northeast 1/4 of the Northeast 1/4 of said Section 35; thence West along a line 133.0 feet South of the parallel to the North line of said Section 35, 197.50 feet; thence Northwesterly along a straight line, 145.08 feet to the place of beginning, all in Lake County, Illinois.

An 18.16-acre parcel (South Side Long Grove Road, West of Illinois Route 53) represented by the following description:

THAT PART OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 35, TOWNSHIP 43 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING WEST OF THE CENTER LINE OF STATE ROUTE 53 EXCEPT THAT PART DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 35, SAID POINT BEING 286.71 FEET EAST OF THE WEST LINE OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 35; THENCE EAST ALONG THE NORTH LINE OF SAID SECTION 35, 221.87 FEET; THENCE SOUTHEASTERLY ALONG A STRAIGHT LINE 137.22 FEET TO A PONT ON A LINE 133.0 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SECTION 35, SAID POINT BEING 540.38 FEET EAST OF THE WEST LINE OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 35; THENCE WEST ALONG A LINE 133.0 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID SECTION 35, 197.50 FEET; THENCE NORTHWESTERLY ALONG A STRAIGHT LINE, 145.08 FEET TO THE PLACE OF BEGINNING ALL IN LAKE COUNTY, ILLINOIS.

Permanent Index No. 14-26-400-013

THAT PART OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 26, TOWNSHIP 43 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 26 SAID POINT BEING 508.58 FEET EAST OF THE WEST LINE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 26, THENCE NORTHWESTERLY ALONG A STRAIGHT LINE 284.93 FEET TO A POINT ON THE CENTERLINE OF LONG GROVE ROAD, SAID POINT BEING 458.0 FEET NORTHEASTERLY OF THE INTERSECTION OF THE CENTERLINE OF LONG GROVE ROAD WITH THE WEST LINE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 26, AS MEASURED ON SAID CENTERLINE, THENCE NORTHEASTERLY ALONG THE CENTERLINE OF LONG GROVE ROAD, 226.95 FEET TO THE EAST LINE OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 26, THENCE SOUTH ALONG THE EAST LINE OF THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 26 337.45 FEET TO THE SOUTH LINE OF SAID SECTION 26, THENCE WEST ALONG THE SOUTH LINE OF SAID SECTION 26 153.30 FEET TO THE PLACE OF BEGINNING IN LAKE COUNTY, ILLINOIS.

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